Exhibit 99.1

iSpecimen Inc. Announces Pricing of Approximately $2.5 Million Private Placement

May 8, 2026

WOBURN, Mass., May 08, 2026 (GLOBE NEWSWIRE) -- iSpecimen Inc. (Nasdaq: ISPC) (“iSpecimen” or the “Company”), an online global marketplace that connects scientists requiring biospecimens for medical research with a network of healthcare specimen providers, today announced that it has priced a private placement with accredited investors for aggregate gross proceeds of approximately $2.5 million, before deducting fees to the placement agent and other offering expenses payable by the Company.

In connection with the offering, the Company will issue 488,281 shares of common stock (the “Shares”) at a purchase price of $5.12 per Share. In lieu of Shares that would otherwise result in a purchaser’s beneficial ownership exceeding 4.99% of the outstanding common stock, certain purchasers may elect to receive pre-funded warrants (the “Pre-Funded Warrants”) at a purchase price of $5.1199 per Pre-Funded Warrant (equal to the per Share purchase price less $0.0001). Each Pre-Funded Warrant is exercisable immediately upon issuance for one share of common stock at an exercise price of $0.0001 per share and will remain exercisable until exercised in full.

The Company intends to use the net proceeds from the offering for working capital purposes, including up to $900,000 in marketing expenses.

The offering is expected to close on or about May 11, 2026, subject to the satisfaction of customary closing conditions. Pursuant to the terms of the transaction documents, the aggregate number of shares of common stock issuable to the purchasers in the offering (including upon exercise of the Pre-Funded Warrants and giving effect to any anti-dilution and price adjustment provisions thereunder) is subject to a cap of 19.99% of the Company's outstanding common stock immediately prior to the execution of the securities purchase agreement, until such time as the Company obtains the approval of its stockholders required under applicable Nasdaq Listing Rules. The Company has agreed to file a preliminary proxy statement with the SEC within 30 days following the closing of the offering and to hold a meeting of stockholders to seek such approval within 90 days following the closing.

E.F. Hutton & Co. is acting as the exclusive placement agent in connection with the offering.

Sichenzia Ross Ference Carmel LLP is serving as counsel to the Company. Zarif Law Group P.C. is serving as counsel to E.F. Hutton & Co. in connection with the offering.

Additional details regarding the offering will be available in a Form 8-K to be filed by the Company with the Securities and Exchange Commission (the “SEC”).

The securities to be issued in connection with the offering described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Regulation D promulgated thereunder and have not been registered under the 1933 Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the 1933 Act and such applicable state securities laws. The securities were offered only to accredited investors. Pursuant to a registration rights agreement with the investors, the Company has agreed to file one or more registration statements with the SEC covering the resale of the Shares and the shares of common stock issuable upon exercise of the Pre-Funded Warrants issued in the offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About iSpecimen

iSpecimen (Nasdaq: ISPC) offers an online marketplace for human biospecimens, connecting scientists in commercial and non-profit organizations with healthcare providers that have access to patients and specimens needed for medical discovery. Proprietary, cloud-based technology enables scientists to intuitively search for specimens and patients across a federated partner network of hospitals, labs, biobanks, blood centers and other healthcare organizations. For more information, please visit www.ispecimen.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than statements of historical fact and may be identified by the use of words or expressions such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “seek,” “potential,” “target,” “project,” “forecast,” “outlook,” or similar expressions, or by discussions of strategy, plans, or intentions.

Forward-looking statements in this press release include, without limitation, statements regarding: the expected closing of the offering and the satisfaction of the conditions thereto; the anticipated gross and net proceeds from the offering; the Company’s intended use of proceeds, including for working capital and marketing expenses; the Company’s ability to obtain the approval of its stockholders required under applicable Nasdaq Listing Rules in connection with the offering and the related transaction documents, and the timing thereof; the Company’s ability to timely file and have declared effective a registration statement covering the resale of the shares of common stock issued in the offering and the shares of common stock issuable upon exercise of the Pre-Funded Warrants; the implementation of any anti-dilution, most-favored-nation, or price adjustment provisions contained in the transaction documents; the Company’s ability to maintain compliance with the continued listing standards of The Nasdaq Capital Market; the Company’s ability to continue as a going concern and to access additional capital on acceptable terms, or at all; the Company’s commercial strategy and operations, including the iSpecimen Marketplace and the Company’s relationships with healthcare specimen providers and research customers; and any other statements regarding future events, plans, or expectations.

These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and other factors, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied. Such risks and uncertainties include, without limitation: the risk that the conditions to closing the offering may not be satisfied on the anticipated timeline or at all; the risk that the Company may fail to obtain the required stockholder approval under applicable Nasdaq Listing Rules within the timeframes contemplated by the transaction documents, or at all, which would limit the Company’s ability to issue additional shares to investors and could trigger the termination of certain price-protection and most-favored-nation provisions; the substantial dilution to the Company’s existing stockholders that may result from the issuance of shares in the offering, the exercise of the Pre-Funded Warrants, and any anti-dilution, most-favored-nation, or price adjustments under the transaction documents; the Company’s ability to maintain compliance with the continued listing standards of The Nasdaq Capital Market and the consequences of any failure to do so on the Company’s ability to raise capital; the substantial doubt regarding the Company’s ability to continue as a going concern and the Company’s need for additional financing to fund its operations; and the other risks and uncertainties described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, as well as general business, economic, market, and geopolitical conditions.

Actual results may differ materially from those expressed or implied by these forward-looking statements. Additional information regarding factors that may cause actual results to differ materially is included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on April 1, 2026, and in the Company’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, copies of which are available free of charge through the Securities and Exchange Commission’s website at www.sec.gov. The forward-looking statements in this press release speak only as of the date of this press release. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise.

info@ispecimen.com